                                                                EXECUTION COPY



              ASSIGNMENT, AMENDMENT AND RELEASE AGREEMENT

              ASSIGNMENT, AMENDMENT AND RELEASE AGREEMENT, dated as of November 17, 2000 (this "Agreement"), among the Lenders parties to the Globalstar Credit Agreement (referred to below) (the "Assignors"), LORAL SATELLITE, INC., a Delaware corporation (the "Assignee"), LORAL SATCOM LTD., a Bermuda company ("SatCom"), LORAL SPACE & COMMUNICATIONS LTD., a Bermuda company (the "Parent"), LORAL SPACE & COMMUNICATIONS CORPORATION, a Delaware corporation ("LSCC" and, together with the Assignee, SatCom and the Parent, the "Loral Entities"), GLOBALSTAR, L.P., a Delaware limited partnership ("Globalstar") and BANK OF AMERICA, NATIONAL ASSOCIATION ("Bank of America"), as Administrative Agent (as defined below).

                                R E C I T A L S:
                                 ---------------

              WHEREAS, each of the Assignors is a party to the Credit Agreement, dated as of August 5, 1999 (as amended, supplemented or otherwise modified from time to time, the "Globalstar Credit Agreement"), among Globalstar, the Assignors and Bank of America, as administrative agent for the Lenders (in such capacity, the "Administrative Agent");

              WHEREAS, the obligations of Globalstar under the Globalstar Credit Agreement are unconditionally guaranteed by the Assignee and SatCom, pursuant to the Guarantee and Collateral Agreement, dated as of August 5, 1999 (the "Guarantee"), made by the Assignee and SatCom in favor of Bank of America, as collateral agent (in such capacity, the "Collateral Agent") under the Collateral Agency Agreement, dated as of August 5, 1999 (the "Collateral Agency Agreement"), among SatCom, the Assignee, the Parent, LSCC, the Administrative Agent and the Collateral Agent;

              WHEREAS, each of the Assignors wishes to sell, assign and transfer to the Assignee, and the Assignee wishes to purchase from the Assignors, subject to the terms and conditions hereof, all of the rights, obligations and commitments of the Assignors under the Globalstar Credit Agreement (the "Assignment");

              WHEREAS, in connection with the Assignment, (a) all of the assets of SatCom will be acquired by the Assignee (with SatCom to be liquidated) (the "Reorganization"), and (b) SatCom and the Assignee will be released from their obligations under the Guarantee as guarantors of the obligations of Globalstar under the Globalstar Credit Agreement;

              WHEREAS, as consideration for the Assignment, the Assignee (upon consummation of the Reorganization) will enter into a Credit Agreement, in the form attached hereto as Exhibit A (the "New Credit Agreement"), with the Assignors and Bank of America, as administrative agent (the "Loral Satellite Administrative Agent") pursuant to which the Assignee will, on the Effective Date, undertake the obligations of the borrower thereunder and, without limiting the foregoing, to repay loans outstanding thereunder in an aggregate principal amount of


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                                                                              2
$500,000,000 (such amount being equal to the aggregate principal amount of loans outstanding under the Globalstar Credit Agreement) in accordance with the terms thereof; and

              WHEREAS, as a condition to the effectiveness (in addition to the other conditions set forth herein) of the Assignment, (a) the Parent will guarantee the obligations of the Assignee under the New Credit Agreement, and
(b) all of the security interests created by the Loral Entities pursuant to the Security Documents, to secure their obligations in respect of the Globalstar Credit Agreement, shall be amended to secure their obligations in respect of the New Credit Agreement;

              NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Assignor and the Assignee agree as follows:

              1. Defined Terms. Unless otherwise defined in this Agreement, terms defined in the Globalstar Credit Agreement and used herein (and in the recitals hereto) shall have the meanings given to them in the Globalstar Credit Agreement.

              2. Assignment of Credit Facilities.


                     (a) Each Assignor hereby irrevocably sells and assigns to the Assignee, without recourse to such Assignor, and the Assignee hereby irrevocably purchases and assumes from each Assignor without recourse to such Assignor (except for breach by such Assignor of the representation and warranty set forth in this Section 2(a)), as of the Effective Date, all of such Assignor's rights and obligations under the Globalstar Credit Agreement with respect to the credit facilities contained in the Globalstar Credit Agreement (individually, an "Assigned Facility"; collectively, the "Assigned Facilities"). Each Assignor hereby represents and warrants (the "Assignor Representation and Warranty") to the Assignee that the Assignor owns its interest in such Assigned Facility free and clear of all liens and participations (except to the extent the same are released on the Effective Date). Globalstar hereby acknowledges that the amounts outstanding under each Assigned Facility are as set forth on
Schedule I hereto.

                     (b) Pursuant to subsection 9.6(c) of the Globalstar Credit Agreement, each of Globalstar and the Administrative Agent hereby approves and accepts the Assignment under this Agreement, effective as of the Effective Date.

                     (c) From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Facilities (including payments of principal, interest and fees, including any accruing as of the date hereof) to the Assignee.

                     (d) From and after the Effective Date, (i) the Assignee shall be a party to the Globalstar Credit Agreement and shall have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (ii) the Assignors shall relinquish their rights (other than rights which would survive the termination of the Globalstar Credit Agreement) and shall be released from their obligations under the Globalstar Credit Agreement. Without limiting the foregoing, each of the Loral Entities hereby

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                                                                              3

irrevocably and forever releases and discharges each Assignor from any and all of its obligations, liabilities, duties and damages arising out of this Agreement and the Globalstar Credit Agreement, except for a breach by such Assignor of the Assignor Representation and Warranty. Notwithstanding the foregoing, Bank of America agrees that it will continue to act as Administrative Agent under and in accordance with the terms of the Globalstar Credit Agreement as of the Effective Date.

              3. Release; Reorganization. (a) Each of SatCom and the Assignee is hereby released from all of their obligations and liabilities under the Guarantee and the other Loan Documents as guarantors of the obligations of Globalstar under the Globalstar Credit Agreement, and each party hereto hereby acknowledges and agrees that the security interests created by the Loral Entities pursuant to the Security Documents are to be amended to secure their obligations in respect of the New Credit Agreement.

                     (b) Each of the parties hereto hereby consents to the consummation of the Reorganization.

              4. Acknowledgments. The Assignee confirms and agrees with the Assignors and the Administrative Agent as follows:


                     (a) Each Assignor makes no representation or warranty and assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Globalstar Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Globalstar Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than the Assignor Representation and Warranty and (ii) the financial condition of the Loan Parties or the performance or observance by the Loan Parties of any of their respective obligations under the Globalstar Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto.

                     (b) Each Assignor attaches any Notes held by it evidencing the Assigned Facilities and requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee, in each case in amounts which reflect the Assignment being made hereby.

                     (c) The Assignee has received a copy of the Globalstar Credit Agreement, together with copies of the financial statements delivered pursuant to subsection 3.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement.

                     (d) The Assignee agrees that it will, independently and without reliance upon the Assignors or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Globalstar Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto.

                     (e) The Assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Globalstar Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto.

                     (f) The Assignee agrees that it will be bound by the provisions of the Globalstar Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Globalstar Credit Agreement are required to be performed by it as a Lender including, if it is organized under the laws of a jurisdiction outside the United States, its obligation pursuant to subsection 2.19(b) of the Globalstar Credit Agreement.

              5. Representations and Warranties of the Loral Entities. Each Loral Entity hereby represents and warrants to each Assignor and to the Administrative Agent as follows:

                     (a) Corporate Existence; Compliance with Law. Such Loral Entity (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, (ii) has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to be so qualified could not, in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined in the New Credit Agreement), and (iv) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect (as defined in the New Credit Agreement).

                     (b) Corporate Power; Authorization; Enforceable Obligations. Such Loral Entity has the power and authority and the legal right to make, deliver and perform this Agreement and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement. No consent or authorization of, filing with or other act by or in respect of any Governmental Authority is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, other than those which have been obtained or made and are in full force and effect. This Agreement has been duly executed and delivered by such Loral Entity. This Agreement constitutes a legal, valid and binding obligation of such Loral Entity enforceable against such Loral Entity in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

                     (c) No Legal Bar. The execution, delivery and performance of this Agreement will not violate any Requirement of Law or any Contractual Obligation applicable to such Loral Entity.

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                                                                              5

                     (d) Satellite Orbit. Telstar 6 and Telstar 7 were placed into and continue to be in proper geosynchronous orbit at 93(0) West Longitude and 129(0) West Longitude, respectively, and no Constructive Failure (as defined in the New Credit Agreement) or Partial Failure (as defined in the New Credit Agreement) in respect of Telstar 6 or Telstar 7 has occurred.

              6. Conditions to Effectiveness. The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions (the date on which such conditions are first satisfied, the "Effective Date"), and the Administrative Agent is authorized to confirm conclusively the occurrence of the Effective Date on behalf of the parties hereto:

                     (a) Execution of this Agreement. The Administrative Agent shall have received counterparts of this Agreement duly executed and delivered by each Loral Entity, each Assignor, Globalstar and the Administrative Agent.

                     (b) Representations and Warranties. Each of the representations and warranties made by the Loral Entities in or pursuant to this Agreement and the New Credit Agreement and the other Loan Documents (as defined in the New Credit Agreement) shall be true and correct on and as of the Effective Date as if made on and as of such date.

                     (c) Reorganization. The Reorganization shall have been consummated in accordance with applicable law and on terms and conditions reasonably satisfactory to the Loral Satellite Administrative Agent, and all approvals and consents required in connection therewith shall have been obtained on reasonably satisfactory terms and conditions and shall be in full force and effect.

                     (d) New Credit Agreement. The Loral Satellite Administrative Agent shall have received counterparts of the New Credit Agreement duly executed and delivered by the Assignee, the Assignors and the Loral Satellite Administrative Agent.

                     (e) New Credit Agreement Loan Documents. The Loral Satellite Administrative Agent shall have received (i) counterparts of the Guarantee, substantially in the form of Exhibit E to the New Credit Agreement duly executed and delivered by the Parent, (ii) counterparts of the Amended and Restated Collateral Agency Agreement, substantially in the form of Exhibit G to the New Credit Agreement and amending and restating the Collateral Agency Agreement entered into in connection with the Globalstar Credit Agreement, duly executed and delivered by each of the parties thereto, (iii) counterparts of the Amended and Restated Pledge Agreement, substantially in the form of Exhibit I to the New Credit Agreement and amending and restating the LSCC Pledge Agreement, duly executed and delivered by LSCC, (iv) counterparts of the Cash Collateral Agreement, substantially in the form of Exhibit J to the New Credit Agreement, duly executed and delivered by the Assignee, (v) counterparts of the Collateral Agreement, substantially in the form of Exhibit O to the New Credit Agreement, duly executed and delivered by the Assignee, (vi) for the account of each Term Lender (as defined in the New Credit Agreement) under the New Credit Agreement requesting the same, a Term Note (as defined in the New Credit Agreement) conforming to the requirements of the New Credit Agreement and executed by a duly authorized officer of the Assignee, (vii) for the account of


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                                                                              6

each Revolving Lender (as defined in the New Credit Agreement) requesting the same, a Revolving Note (as defined in the New Agreement) conforming to the requirements of the New Credit Agreement and executed by a duly authorized officer of the Assignee, (viii) counterparts of the Amended and Restated Master Lease Agreement, substantially in the form of Exhibit K to the New Credit Agreement, duly executed and delivered by each of the parties thereto, (ix) counterparts of the Amended and Restated Availability Agreement, substantially in the form of Exhibit L to the New Credit Agreement, duly executed and delivered by each of the parties thereto and (x) counterparts of the Amended and Restated TT&C Agreement substantially in the form of Exhibit N to the New Credit Agreement, duly executed and delivered by each of the parties thereto.

                     (f) Termination Agreement. The Loral Satellite Administrative Agent shall have received counterparts of the Amended and Restated Termination Agreement, substantially in the form of Exhibit B hereto, duly executed and delivered by each of the parties thereto.

                     (g) Payments of Certain Amounts. All accrued interest, fees and other amounts owing under the Globalstar Credit Agreement (including, without limitation, amounts payable under subsection 2.20 thereof) shall have been paid in full to the Administrative Agent for the account of the Assignors. Notwithstanding the foregoing, the Administrative Agent shall have received from the Assignee for the benefit of the Assignors an amount equal to all accrued interest on the Loans outstanding under the Globalstar Credit Agreement and all accrued Commitment Fees under subsection 2.8 of the Globalstar Credit Agreement.

                     (h) Legal Opinions. The Loral Satellite Administrative Agent shall have received, with a photocopy counterpart for each Assignor, (i) an opinion of Willkie Farr & Gallagher, counsel to the Loral Entities and Globalstar, dated the Effective Date and addressed to the Administrative Agent, the Loral Satellite Administrative Agent, the Collateral Agent and the Assignors, substantially in the form of Exhibit B-1 to the New Credit Agreement,
(ii) an opinion of Avi Katz, Esq, Vice President of the Parent and the Assignee, dated the Effective Date and addressed to the Administrative Agent, the Collateral Agent and the Assignors, substantially in the form of Exhibit B-2 to the New Credit Agreement, and given on the express instructions of the Parent,
(iii) an opinion of Appleby, Spurling & Kempe, special Bermuda counsel to the Parent, dated the Effective Date and addressed to the Administrative Agent, the Collateral Agent and the Assignors, substantially in the form of Exhibit B-3 to the New Credit Agreement, and (iv) an opinion of Drinker Biddle & Reath L.L.P, special Pennsylvania counsel to the Parent, dated the Effective Date and addressed to the Administrative Agent, the Collateral Agent and the Assignors, substantially in the form of Exhibit B-4 to the New Credit Agreement.

                     (i) Closing Certificate. The Loral Satellite Administrative Agent shall have received, with a photocopy counterpart for each Assignor, a Closing Certificate of Globalstar and each Loral Entity, dated the Effective Date, substantially in the form of Exhibit C-1 to the New Credit Agreement with respect to the Assignee, in the form of Exhibit C hereto with respect to Globalstar and in the form of Exhibit C-2 to the New Credit Agreement with respect to the other Loral Entities thereto, with appropriate insertions and attachments,


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                                                                              7

reasonably satisfactory in form and substance to the Administrative Agent and its counsel, executed by a Responsible Officer of such Loan Party (as defined in the New Credit Agreement).

                     (j) Audited Financial Statements of the Assignee. The Loral Satellite Administrative Agent shall have received the audited financial statements described in subsection 3.1(i) of the New Credit Agreement, which financial statements shall have been reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit.

                     (k) Unaudited Financial Statements. The Loral Satellite Administrative Agent shall have received the unaudited consolidated financial statements of the Assignee and its Subsidiaries described in subsection 3.1(ii) of the New Credit Agreement, which financial statements shall have been prepared in accordance with GAAP (except for the absence of notes).

                     (l) Lien Searches. The Loral Satellite Administrative Agent shall have received the results of a recent lien search in each of the jurisdictions and offices where assets of the Assignee and its Subsidiaries are located or recorded and such searches shall reveal no Liens on any of the assets of the Assignee or its Subsidiaries except for Liens permitted under subsection
6.3 of the New Credit Agreement.

                     (m) Fees. The Loral Satellite Administrative Agent and the Assignors shall have received all fees and expenses required to be paid on or before the Effective Date. Without limiting the foregoing, the Assignee shall pay to each Assignor (unless waived by such Assignor) an amendment fee on the Effective Date in an amount equal to 0.25% of the aggregate amount of its outstanding Term Loans and Revolving Commitments under the Globalstar Credit Agreement.

                     (n) No Default. No Default or Event of Default under the New Credit Agreement shall have occurred and be continuing on the Effective Date or after giving effect to the transaction consummated on such day.

                     (o) No Proceeding or Litigation; No Injunctive Relief. No action, suit or proceeding before any arbitrator or any Governmental Authority shall have been commenced, no investigation by any Governmental Authority shall have been commenced, no action, suit, proceeding or investigation by any Governmental Authority shall have been threatened and no Requirement of Law shall have been enacted or proposed, in each case as of the Effective Date (i) seeking to restrain, prevent or change the transactions contemplated by the New Credit Agreement in whole or in part or questioning the validity or legality of the transactions contemplated by this Agreement or the New Credit Agreement or seeking damages in connection with such transactions or (ii) which could reasonably be expected to have a Material Adverse Effect (as defined in the New Credit Agreement).

                     (p) Consents, Licenses, Approvals, etc. The Loral Satellite Administrative Agent shall have received true copies (certified to be such by a Responsible Officer of the Assignee or other appropriate Person) of all governmental consents, licenses and approvals required as of the Effective Date in accordance with applicable law in connection with the execution, delivery, performance, validity and enforceability of this Agreement or the New Credit Agreement and the other Loan Documents (as defined in the New Credit Agreement) thereto and the borrowings contemplated thereunder.

                     (q) Additional Documents. The Loral Satellite Administrative Agent shall have received each additional document, instrument, legal opinion or item of information reasonably requested by it on or prior to the Effective Date, including, without limitation, a copy of any debt instrument, security agreement or other material contract to which any Loan Party (as defined in the New Credit Agreement) or any Subsidiaries of the Assignee may then be a party.

                     (r) Additional Matters. All corporate and other proceedings and all documents, instruments and other legal matters in connection with the transactions contemplated by the New Credit Agreement shall be reasonably satisfactory in form and substance to the Loral Satellite Administrative Agent and the Majority Lenders (as defined in the New Credit Agreement) as of the Effective Date, and the Loral Satellite Administrative Agent shall have received such other documents and legal opinions in respect of any aspect or consequence of the transactions contemplated hereby or thereby as it shall reasonably request on or prior to the Effective Date.

              7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.


              8. Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

              9. Amendments. This Agreement may not be amended except by an instrument in writing executed by all of the parties hereto.


              10. Integration. This Agreement represents the agreement of the parties with respect to the subject matter hereof and there are no promises, undertakings, representations or warranties by any party hereto relative to the subject matter hereof not expressly set forth or referred to herein or in the Loan Documents (as defined in the New Credit Agreement).

              11. WAIVERS OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION
OR PROCEEDING RELATING TO THIS AGREEMENT OR FOR ANY COUNTERCLAIM THEREIN.


              12. Consent. Each of the Assignee and SatCom hereby consents to the execution and delivery of the agreements described in Sections 6(e) and 6(f) hereof.

              13. Submission to Jurisdiction. Each of the Assignee and Satcom hereby irrevocably and unconditionally:


                     (a) submits for itself and its property in any legal action or proceeding relating to the Asset Purchase Agreement, dated as of November 17, 2000 between the Assignee and SatCom (the "Asset Purchase Agreement"), and the Bill of Sale, dated as of November 17, 2000 (the "Bill of Sale", together with the Asset Purchase Agreement, the "Reorganization Documents") delivered pursuant to the Asset Purchase Agreement, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

                     (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

                     (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such party at its address at c/o Loral SpaceCom Corporation, 600 Third Avenue, New York, New York 10016;

                     (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

                     (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this subsection any special, exemplary, punitive or consequential damages.

              14. Effective Date. The Administrative Agent hereby confirms that the Effective Date occurred on November 17, 2000.

              IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written by their respective duly authorized officers.



                                       LORAL SATELLITE, INC.


                                       By: /s/ Janet T. Yeung
                                           -----------------------------
                                           Name:  Janet T. Yeung
                                           Title: Vice President and
                                                  Assistant Secretary

                                       LORAL SATCOM LTD.


                                       By: /s/ Janet T. Yeung
                                           -----------------------------
                                           Name:  Janet T. Yeung
                                           Title: Vice President and
                                                  Assistant Secretary

                                       LORAL SPACE & COMMUNICATIONS
                                        LTD.


                                       By: /s/ Janet T. Yeung
                                           -----------------------------
                                           Name:  Janet T. Yeung
                                           Title: Vice President and
                                                  Assistant Secretary

                                       LORAL SPACE & COMMUNICATIONS
                                       CORPORATION


                                       By: /s/ Janet T. Yeung
                                           -----------------------------
                                           Name:  Janet T. Yeung
                                           Title: Vice President and
                                                  Assistant Secretary

                                       GLOBALSTAR, L.P.

                                       By: LORAL/QUALCOMM SATELLITE
                                       SERVICES, L.P., as Managing General
                                       Partner

                                       By: LORAL/QUALCOMM
                                       PARTNERSHIP, L.P., as General Partner

                                       By: LORAL GENERAL PARTNER, INC.,
                                       as General Partner


                                       By: /s/ Avi Katz
                                           ------------------------------------
                                           Name:   Avi Katz
                                           Title:  Vice President and Secretary



                                       BANK OF AMERICA, NATIONAL
                                        ASSOCIATION, as Administrative Agent
                                       and as an Assignee


                                       By: /s/ Steve Aronowitz
                                           -----------------------------
                                           Name:  Steve Aronowitz
                                           Title: Managing Director

                                       AMERICAN MONEY MANAGEMENT CORP.,
                                       as a Lender


                                       By:  /s/ David Meyer
                                            -----------------------------
                                            Name:  David Meyer
                                            Title: Vice President

                                       CREDIT LYONNAIS NEW YORK
                                       BRANCH, as a Lender


                                       By:  /s/ Patrick McCarthy
                                            -----------------------------
                                            Name: Patrick McCarthy

                                       NATIONAL WESTMINSTER BANK PLC,
                                       as a Lender


                                       By:  /s/ Harry Paschalidis
                                            -------------------------------
                                            Name:  Harry Paschalidis
                                            Title: Assistant Vice President

                                       PACIFICA PARTNERS I, L.P., as a Lender

                                       By:   Imperial Credit Asset Management
                                             As its Investment Manager



                                       By:  /s/ Dean Kawai
                                            -----------------------------
                                            Name: Dean Kawai
                                            Title: Vice President

                                       SOCIETE GENERALE S.A., as a Lender



                                       By:  /s/ Xavier Saudreau
                                            -----------------------------
                                            Name: Xavier Saudreau
                                            Title: Vice President

                                       SYNDICATED LOAN FUNDING TRUST, as a
                                       Lender

                                       By:  Lehman Commercial Paper Inc.,
                                              Not in its individual capacity but
                                              solely as Asset Manager


                                       By:  /s/ G. Andrews Keys
                                            -----------------------------
                                            Name: G. Andrews Keys

                                       TRANSAMERICA EQUIPMENT FINANCIAL
                                       SERVICES CORPORATION, as a Lender


                                       By:  /s/ Shawn McAlister
                                            -----------------------------
                                            Name: Shawn McAlister
                                            Title: V.P., Region Credit Manager